SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 4, 2004

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 1-3480                  41-0423660
   (State of Incorporation)       (Commission               (IRS Employer
                                  File Number)            Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.
         ---------------------------------------

         MDU Resources Group, Inc. (the "Company") and A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P. (the "Underwriters") entered into an Underwriting Agreement, dated February 4, 2004 (the "Underwriting Agreement"), with respect to the issuance and sale by the Company and the purchase by the Underwriters of 2,000,000 shares (the "Shares") of the Company's Common Stock, par value $1.00 per share, together with the preference share purchase rights attached thereto, in an underwritten public offering (the "Offering"). Pursuant to the Underwriting Agreement, the Underwriters have been granted a 30-day over-allotment option to purchase up to an additional 300,000 shares of common stock from the Company. The Offering of the Shares is made under the Company's shelf registration statement on Form S-3 (Registration No. 333-104150), as amended, which became effective on September 26, 2003 (the "Registration Statement"), as supplemented by a prospectus supplement, dated February 4, 2004, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

         The Underwriting Agreement relating to the Offering is filed as Exhibit 1 to this current report on Form 8-K. The opinions of Cynthia J. Norland, Esq., Acting General Counsel to the Company, and Thelen Reid & Priest LLP, counsel to the Company, regarding the validity of the Shares issued pursuant to the Offering are filed as Exhibits 5(a)-1 and 5(b)-1 hereto, respectively. These opinions are being filed as exhibits to this current report on Form 8-K in lieu of filing them as exhibits to the Registration Statement by means of a post-effective amendment. Instead, upon filing, this current report on Form 8-K is incorporated by reference into the Registration Statement. Accordingly, such exhibits are also incorporated by reference into the Registration Statement as exhibits thereto. The consents of Cynthia J. Norland, Esq. and Thelen Reid & Priest LLP are filed as Exhibits 23(a)-1 and 23(b)-1 hereto, respectively. The press release issued by the Company, dated February 5, 2004, relating to the Offering, is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      (c) Exhibits.

       1. Underwriting Agreement entered into among MDU Resources Group, Inc., A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P.

   5(a)-1 Opinion of Cynthia J. Norland, Esq., Acting General Counsel to MDU Resources Group, Inc.

   5(b)-1 Opinion of Thelen Reid & Priest LLP, counsel to MDU Resources Group, Inc.

  23(a)-1 The consent of Cynthia J. Norland, Esq. is contained in her opinion filed as Exhibit 5(a)-1 to this current report on Form 8-K


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  23(b)-1     The consent of Thelen Reid & Priest LLP is contained in its opinion filed as Exhibit 5(b)-1 to this current report on Form 8-K

     99.1     Press release, dated February 5, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 5, 2004


                                       MDU RESOURCES GROUP, INC.


                                       By:  /s/Warren L. Robinson
                                          -------------------------------
                                           Warren L. Robinson
                                           Executive Vice President
                                           and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                    Description of Exhibit
--------------                    ----------------------

       1. Underwriting Agreement entered into among MDU Resources Group, Inc., A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P.

   5(a)-1 Opinion of Cynthia J. Norland, Esq., Acting General Counsel to MDU Resources Group, Inc.

   5(b)-1 Opinion of Thelen Reid & Priest LLP, counsel to MDU Resources Group, Inc.

     99.1     Press release, dated February 5, 2004